Exhibit 99.2

  BB&T Corporation
Quarterly Performance Summary
Second Quarter 2009

BB&T Corporation Quarterly Performance Summary Table of Contents

BB&T Corporation Financial Highlights (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended						Year-to-Date
	June 30%						June 30%
	2009		2008		Change		2009		2008		Change
Summary Income Statement
Interest income	$1,670		$1,817		(8.1	) %	$3,379		$3,735		(9.5	) %
Interest expense	503		727		(30.8)		1,038		1,611		(35.6)
Net interest income - taxable equivalent	1,167		1,090		7.1		2,341		2,124		10.2
Less: Taxable-equivalent adjustment	29		22		31.8		57		39		46.2
Net interest income	1,138		1,068		6.6		2,284		2,085		9.5
Provision for credit losses	701		330		112.4		1,377		553		149.0
Net interest income after provision for credit losses	437		738		(40.8)		907		1,532		(40.8)
Noninterest income	993		827		20.1		2,024		1,598		26.7
Noninterest expense	1,181		959		23.1		2,250		1,894		18.8
Income before income taxes	249		606		(58.9)		681		1,236		(44.9)
Provision for income taxes	41		175		(76.6)		155		376		(58.8)
Net income	208		431		(51.7)		526		860		(38.8)
Noncontrolling interest	4		3		33.3		10		4		150.0
Dividends and accretion on preferred stock	83		-		100.0		124		-		100.0
Net income available to common shareholders	121		428		(71.7)		392		856		(54.2)
Per Common Share Data
Earnings
Basic	$.20		$.78		(74.4	) %	$.67		$1.57		(57.3	) %
Diluted	.20		.78		(74.4)		.67		1.56		(57.1)
Cash dividends paid	.47		.46		2.2		.94		.92		2.2
Book value	22.76		23.40		(2.7)		22.76		23.40		(2.7)
Tangible book value (1)	14.74		13.50		9.2		14.74		13.50		9.2

End of period shares outstanding (in thousands)	648,068		546,928		18.5		648,068		546,928		18.5
Weighted average shares (in thousands)
Basic	602,726		546,628		10.3		581,382		546,421		6.4
Diluted	608,797		549,758		10.7		586,256		549,344		6.7
Performance Ratios
Return on average assets	.56%		1.28%				.71%		1.29%
Return on average common shareholders' equity	3.43		13.27				5.78		13.29
Net interest margin - taxable equivalent	3.56		3.65				3.57		3.59
Fee income ratio (2)	44.9		43.0				43.5		42.2
Efficiency ratio (2)	53.0		49.2				52.0		50.7
Cash Basis Performance Ratios - Non-GAAP (3)
Diluted earnings per common share	$.21		$.81		(74.1)%		$.70		$1.62		(56.8	) %
Return on average tangible assets	.61%		1.38%				.77%		1.39%
Return on average tangible common shareholders' equity	6.41		24.22				10.68		24.24
Efficiency ratio (2)	52.1		47.9				51.0		49.3
Credit Quality
Nonperforming assets	$3,340		$1,301				$3,340		$1,301
Nonperforming assets as a percentage of:
Total assets	2.19%		.95%				2.19%		.95%
Loans and leases plus foreclosed property	3.29		1.36				3.29		1.36
Net charge-offs as a percentage of average
loans and leases	1.81		.72				1.70		.63
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	2.19		1.33				2.19		1.33
Ratio of allowance for loan and lease losses to
nonperforming loans and leases	1.01	X	1.24	X			1.01	X	1.24	X
Average Balances
Total assets	$148,496		$135,557		9.5%		$149,182		$134,491		10.9%
Investment securities	30,468		23,898		27.5		30,945		23,656		30.8
Loans and leases	99,577		94,866		5.0		99,650		93,792		6.2
Deposits	94,385		86,685		8.9		94,161		86,634		8.7
Client deposits	85,927		77,044		11.5		85,035		76,967		10.5
Shareholders' equity	16,683		13,017		28.2		16,546		12,988		27.4
Period-End Balances
Total assets	$152,398		$136,465		11.7%		$152,398		$136,465		11.7%
Investment securities	31,555		23,171		36.2		31,555		23,171		36.2
Loans and leases	100,334		95,715		4.8		100,334		95,715		4.8
Deposits	102,164		88,214		15.8		102,164		88,214		15.8
Client deposits	88,339		79,781		10.7		88,339		79,781		10.7
Shareholders' equity	14,792		12,838		15.2		14,792		12,838		15.2
Capital Ratios (4)
Risk-based
Tier 1	10.6%		8.9%				10.6%		8.9%
Total	15.2		14.0				15.2		14.0
Leverage	8.5		7.2				8.5		7.2
Tangible common equity (1)	6.5		5.6				6.5		5.6
Tier 1 common equity to risk-weighted assets (1)	8.4		7.1				8.4		7.1
Note: Applicable ratios are annualized.

(1)	Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures on page 18 of this supplement.
(2)	Excludes securities gains (losses), foreclosed property expense, increases or decreases in the valuation of mortgage servicing rights, and gains or losses on mortgage servicing rights-related derivatives. See Non-GAAP reconciliations.
(3)	Cash basis performance information excludes the amortization of intangible assets and purchase accounting mark-to-market adjustments. In addition, cash basis performance excludes the unamortized balances of intangibles from assets and equity, net of deferred taxes. See Non-GAAP reconciliations.
(4)	Current quarter regulatory capital information is preliminary.

BB&T Corporation Financial Highlights - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	June 30		March 31		Dec. 31		Sept. 30		June 30
	2009		2009		2008		2008		2008
Summary Income Statement
Interest income	$1,670		$1,709		$1,757		$1,821		$1,817
Interest expense	503		535		669		712		727
Net interest income - taxable equivalent	1,167		1,174		1,088		1,109		1,090
Less: Taxable-equivalent adjustment	29		28		23		21		22
Net interest income	1,138		1,146		1,065		1,088		1,068
Provision for credit losses	701		676		528		364		330
Net interest income after provision for credit losses	437		470		537		724		738
Noninterest income	993		1,031		807		792		827
Noninterest expense	1,181		1,069		1,012		1,005		959
Income before income taxes	249		432		332		511		606
Provision for income taxes	41		114		25		149		175
Net income	208		318		307		362		431
Noncontrolling interest	4		6		2		4		3
Dividends and accretion on preferred stock	83		41		21		-		-
Net income available to common shareholders	121		271		284		358		428
Per Common Share Data
Earnings
Basic	$.20		$.48		$.51		$.65		$.78
Diluted	.20		.48		.51		.65		.78
Cash dividends paid	.47		.47		.47		.47		.46
Book value	22.76		23.29		23.16		23.42		23.40
Tangible book value (1)	14.74		13.93		13.87		13.81		13.50

End of period shares outstanding (in thousands)	648,068		560,563		559,248		552,259		546,928
Weighted average shares (in thousands)
Basic	602,726		559,801		552,732		549,761		546,628
Diluted	608,797		563,566		556,746		553,544		549,758
Performance Ratios
Return on average assets	.56%		.86%		.86%		1.05%		1.28%
Return on average common shareholders' equity	3.43		8.29		8.47		10.86		13.27
Net interest margin - taxable equivalent (2)	3.56		3.57		3.47		3.66		3.65
Fee income ratio (3)	44.9		42.1		40.5		40.5		43.0
Efficiency ratio (3)	53.0		50.9		53.9		52.7		49.2
Cash Basis Performance Ratios - Non-GAAP (4)
Diluted earnings per share	$.21		$.51		$.54		$.68		$.81
Return on average tangible assets	.61%		.93%		.94%		1.15%		1.38%
Return on average tangible common shareholders' equity	6.41		15.62		15.57		19.97		24.22
Efficiency ratio (3)	52.1		49.8		52.6		51.3		47.9
Credit Quality
Nonperforming assets	$3,340		$2,750		$2,030		$1,638		$1,301
Nonperforming assets as a percentage of:
Total assets	2.19%		1.92%		1.34%		1.20%		.95%
Loans and leases plus foreclosed property	3.29		2.72		2.04		1.69		1.36
Net charge-offs as a percentage of average
loans and leases	1.81		1.58		1.29		1.00		.72
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	2.19		1.94		1.62		1.45		1.33
Ratio of allowance for loan and lease losses to
nonperforming loans and leases	1.01	X	1.08	X	1.11	X	1.15	X	1.24	X
Average Balances
Total assets	$148,496		$149,876		$141,555		$136,933		$135,557
Investment securities	30,468		31,427		26,573		24,083		23,898
Loans and leases	99,577		99,724		97,224		95,943		94,866
Deposits	94,385		93,934		91,986		90,021		86,685
Client deposits	85,927		84,133		81,868		80,236		77,044
Shareholders' equity	16,683		16,406		14,967		13,176		13,017
Period-End Balances
Total assets	$152,398		$143,425		$152,015		$137,041		$136,465
Investment securities	31,555		19,489		33,219		21,082		23,171
Loans and leases	100,334		100,239		98,669		96,682		95,715
Deposits	102,164		90,617		98,613		88,387		88,214
Client deposits	88,339		84,292		83,575		80,028		79,781
Shareholders' equity	14,792		16,182		16,081		12,980		12,838
Capital Ratios (5)
Risk-based
Tier 1	10.6%		12.1%		12.3%		9.4%		8.9%
Total	15.2		17.1		17.4		14.4		14.0
Leverage	8.5		9.4		9.9		7.6		7.2
Tangible common equity (1)	6.5		5.6		5.3		5.8		5.6
Tier 1 common equity to risk-weighted assets (1)	8.4		7.0		7.1		7.2		7.1
Note: Applicable ratios are annualized.

(1)	Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures on page 18 of this supplement.
(2)	The net interest margin for the fourth quarter of 2008 was 3.68% excluding the $67 million charge related to the leveraged lease settlement.
(3)	Excludes securities gains (losses), foreclosed property expense, increases or decreases in the valuation of mortgage servicing rights, and gains or losses on mortgage servicing rights-related derivatives. See Non-GAAP reconciliations.
(4)	Cash basis performance information excludes the amortization of intangible assets and purchase accounting mark-to-market adjustments. In addition, cash basis performance excludes the unamortized balances of intangibles from assets and equity, net of deferred taxes. See Non-GAAP reconciliations.
(5)	Current quarter regulatory capital information is preliminary.

BB&T Corporation Consolidated Statements of Income (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended					Year-to-Date
	June 30		Change			June 30		Change
	2009	2008	$	%		2009	2008	$	%

Interest Income
Interest and fees on loans and leases	$1,336	$1,501	$(165)	(11.0	) %	$2,658	$3,096	$(438)	(14.1	) %
Interest and dividends on securities	302	283	19	6.7		657	572	85	14.9
Interest on short-term investments	2	6	(4)	(66.7)		4	17	(13)	(76.5)
Total interest income	1,640	1,790	(150)	(8.4)		3,319	3,685	(366)	(9.9)

Interest Expense
Interest on deposits	320	455	(135)	(29.7)		666	1,019	(353)	(34.6)
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	17	59	(42)	(71.2)		40	147	(107)	(72.8)
Interest on long-term debt	165	208	(43)	(20.7)		329	434	(105)	(24.2)
Total interest expense	502	722	(220)	(30.5)		1,035	1,600	(565)	(35.3)

Net interest income	1,138	1,068	70	6.6		2,284	2,085	199	9.5
Provision for credit losses	701	330	371	112.4		1,377	553	824	149.0
Net interest income after provision for credit losses	437	738	(301)	(40.8)		907	1,532	(625)	(40.8)

Noninterest income
Insurance income	281	237	44	18.6		533	449	84	18.7
Service charges on deposits	168	172	(4)	(2.3)		324	326	(2)	(0.6)
Investment banking brokerage fees and commissions	92	88	4	4.5		174	174	-	-
Mortgage banking income	184	57	127	NM		372	116	256	NM
Checkcard fees	57	53	4	7.5		106	99	7	7.1
Other nondeposit fees and commissions	53	47	6	12.8		106	93	13	14.0
Trust and investment advisory revenues	33	38	(5)	(13.2)		65	78	(13)	(16.7)
Bankcard fees and merchant discounts	39	39	-	-		74	75	(1)	(1.3)
Income from bank-owned life insurance	25	25	-	-		48	38	10	26.3
Securities gains, net	19	10	9	90.0		169	53	116	NM
Other income	42	61	(19)	(31.1)		53	97	(44)	(45.4)
Total noninterest income	993	827	166	20.1		2,024	1,598	426	26.7

Noninterest Expense
Personnel expense	623	565	58	10.3		1,223	1,112	111	10.0
Occupancy and equipment expense	128	124	4	3.2		257	247	10	4.0
Professional services	64	48	16	33.3		117	85	32	37.6
Foreclosed property expense	60	17	43	NM		96	30	66	NM
Regulatory charges	106	4	102	NM		139	9	130	NM
Loan processing expense	34	33	1	3.0		63	64	(1)	(1.6)
Amortization of intangibles	24	25	(1)	(4.0)		49	52	(3)	(5.8)
Merger-related and restructuring charges, net	(1)	1	(2)	NM		11	6	5	83.3
Other expenses	143	142	1	0.7		295	289	6	2.1
Total noninterest expense	1,181	959	222	23.1		2,250	1,894	356	18.8

Earnings
Income before income taxes	249	606	(357)	(58.9)		681	1,236	(555)	(44.9)
Provision for income taxes	41	175	(134)	(76.6)		155	376	(221)	(58.8)
Net Income	208	431	(223)	(51.7)		526	860	(334)	(38.8)

Noncontrolling interest	4	3	1	33.3		10	4	6	150.0
Dividends and accretion on preferred stock	83	-	83	100.0		124	-	124	100.0
Net income available to common shareholders	$121	$428	$(307)	(71.7)		$392	$856	$(464)	(54.2	) %

Earnings Per Common Share
Basic	$.20	$.78	$(0.58)	(74.4	) %	$.67	$1.57	$(.90)	(57.3	) %
Diluted	.20	.78	(0.58)	(74.4)		.67	1.56	(.89)	(57.1)

Weighted Average Shares Outstanding
Basic	602,726	546,628	56,098	10.3		581,382	546,421	34,961	6.4
Diluted	608,797	549,758	59,039	10.7		586,256	549,344	36,912	6.7
NM - not meaningful.

BB&T Corporation Consolidated Statements of Income - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2009	2009	2008	2008	2008

Interest Income
Interest and fees on loans and leases	$1,336	$1,322	$1,408	$1,499	$1,501
Interest and dividends on securities	302	355	317	287	283
Interest on short-term investments	2	2	4	7	6
Total interest income	1,640	1,679	1,729	1,793	1,790

Interest Expense
Interest on deposits	320	346	423	449	455
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	17	23	40	48	59
Interest on long-term debt	165	164	201	208	208
Total interest expense	502	533	664	705	722

Net interest income	1,138	1,146	1,065	1,088	1,068
Provision for credit losses	701	676	528	364	330
Net interest income after provision for credit losses	437	470	537	724	738

Noninterest income
Insurance income	281	252	247	232	237
Service charges on deposits	168	156	171	176	172
Investment banking brokerage fees and commissions	92	82	96	84	88
Mortgage banking income	184	188	76	83	57
Checkcard fees	57	49	50	52	53
Other nondeposit fees and commissions	53	53	49	47	47
Trust and investment advisory revenues	33	32	32	37	38
Bankcard fees and merchant discounts	39	35	38	38	39
Income from bank-owned life insurance	25	23	22	24	25
Securities gains net	19	150	41	13	10
Other income (loss)	42	11	(15)	6	61
Total noninterest income	993	1,031	807	792	827

Noninterest Expense
Personnel expense	623	600	537	552	565
Occupancy and equipment expense	128	129	135	127	124
Professional services	64	53	64	55	48
Foreclosed property expense	60	36	27	22	17
Regulatory charges	106	33	13	8	4
Loan processing expense	34	29	29	32	33
Amortization of intangibles	24	25	23	25	25
Merger-related and restructuring charges, net	(1)	12	4	5	1
Other expenses	143	152	180	179	142
Total noninterest expense	1,181	1,069	1,012	1,005	959

Earnings
Income before income taxes	249	432	332	511	606
Provision for income taxes	41	114	25	149	175
Net Income	208	318	307	362	431

Noncontrolling interest	4	6	2	4	3
Dividends and accretion on preferred stock	83	41	21	-	-
Net income available to common shareholders	$121	$271	$284	$358	$428

Earnings Per Common Share
Basic	$.20	$.48	$.51	$.65	$.78
Diluted	.20	.48	.51	.65	.78

Weighted Average Shares Outstanding
Basic	602,726	559,801	552,732	549,761	546,628
Diluted	608,797	563,566	556,746	553,544	549,758

BB&T Corporation Consolidated Balance Sheets (Dollars in millions)

	As of June 30,		Change
	2009	2008	$	%

Assets
Cash and due from banks	$1,571	$1,888	$(317)	(16.8	) %
Interest-bearing deposits with banks	416	577	(161)	(27.9)
Federal funds sold and securities purchased under
resale agreements or similar arrangements	247	178	69	38.8
Segregated cash due from banks	267	196	71	36.2
Trading securities at fair value	522	514	8	1.6
Securities available for sale at fair value	31,033	22,657	8,376	37.0
Loans and leases:
Commercial loans and leases	50,364	47,790	2,574	5.4
Direct retail loans	14,577	15,623	(1,046)	(6.7)
Sales finance loans	6,536	6,266	270	4.3
Revolving credit loans	1,843	1,667	176	10.6
Mortgage loans	15,639	17,304	(1,665)	(9.6)
Specialized lending	7,393	5,550	1,843	33.2
Total loans and leases held for investment	96,352	94,200	2,152	2.3

Loans held for sale	3,982	1,515	2,467	162.8
Total loans and leases	100,334	95,715	4,619	4.8
Allowance for loan and lease losses	(2,110)	(1,257)	(853)	67.9
Premises and equipment	1,577	1,557	20	1.3
Goodwill	5,491	5,306	185	3.5
Core deposit and other intangible assets	497	505	(8)	(1.6)
Residential mortgage servicing rights at fair value	615	611	4	0.7
Other assets	11,938	8,018	3,920	48.9
Total assets	$152,398	$136,465	$15,933	11.7%

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$16,054	$13,567	$2,487	18.3%
Interest checking	3,181	2,542	639	25.1
Other client deposits	43,632	36,871	6,761	18.3
Client certificates of deposit	25,472	26,801	(1,329)	(5.0)
Total client deposits	88,339	79,781	8,558	10.7

Other interest-bearing deposits	13,825	8,433	5,392	63.9
Total deposits	102,164	88,214	13,950	15.8
Fed funds purchased, repos and other borrowings	12,631	10,804	1,827	16.9
Long-term debt	18,110	20,556	(2,446)	(11.9)
Other liabilities	4,701	4,053	648	16.0
Total liabilities	137,606	123,627	13,979	11.3
Shareholders' equity:
Preferred stock	-	-	-	-
Common stock	3,240	2,735	505	18.5
Additional paid-in capital	4,828	3,146	1,682	53.5
Retained earnings	7,409	7,258	151	2.1
Noncontrolling interest	45	38	7	18.4
Accumulated other comprehensive loss	(730)	(339)	(391)	115.3
Total shareholders' equity	14,792	12,838	1,954	15.2
Total liabilities and shareholders' equity	$152,398	$136,465	$15,933	11.7%

BB&T Corporation Consolidated Balance Sheets - Five Quarter Trend (Dollars in millions)

	As of
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2009	2009	2008	2008	2008

Assets
Cash and due from banks	$1,571	$1,188	$1,639	$1,675	$1,888
Interest-bearing deposits with banks	416	511	751	420	577
Federal funds sold and securities purchased under
resale agreements or similar arrangements	247	301	350	297	178
Segregated cash due from banks	267	283	379	307	196
Trading securities at fair value	522	481	376	548	514
Securities available for sale at fair value	31,033	19,008	32,843	20,534	22,657
Loans and leases:
Commercial loans and leases	50,364	50,392	50,480	48,694	47,790
Direct retail loans	14,577	15,000	15,454	15,569	15,623
Sales finance loans	6,536	6,275	6,354	6,314	6,266
Revolving credit loans	1,843	1,760	1,777	1,718	1,667
Mortgage loans	15,639	16,336	17,091	17,259	17,304
Specialized lending	7,393	6,678	6,089	5,709	5,550
Total loans and leases held for investment	96,352	96,441	97,245	95,263	94,200

Loans held for sale	3,982	3,798	1,424	1,419	1,515
Total loans and leases	100,334	100,239	98,669	96,682	95,715
Allowance for loan and lease losses	(2,110)	(1,869)	(1,574)	(1,377)	(1,257)
Premises and equipment	1,577	1,583	1,580	1,557	1,557
Goodwill	5,491	5,492	5,483	5,340	5,306
Core deposit and other intangible assets	497	521	542	507	505
Residential mortgage servicing rights at fair value	615	365	370	601	611
Other assets	11,938	15,322	10,607	9,950	8,018
Total assets	$152,398	$143,425	$152,015	$137,041	$136,465

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$16,054	$14,766	$13,649	$13,534	$13,567
Interest checking	3,181	2,401	2,576	2,189	2,542
Other client deposits	43,632	40,604	39,413	37,786	36,871
Client certificates of deposit	25,472	26,521	27,937	26,519	26,801
Total client deposits	88,339	84,292	83,575	80,028	79,781

Other interest-bearing deposits	13,825	6,325	15,038	8,359	8,433
Total deposits	102,164	90,617	98,613	88,387	88,214
Fed funds purchased, repos and other borrowings	12,631	13,721	10,788	10,075	10,804
Long-term debt	18,110	17,955	18,032	21,337	20,556
Other liabilities	4,701	4,950	8,501	4,262	4,053
Total liabilities	137,606	127,243	135,934	124,061	123,627
Shareholders' equity:
Preferred stock	-	3,085	3,082	-	-
Common stock	3,240	2,803	2,796	2,761	2,735
Additional paid-in capital	4,828	3,547	3,510	3,278	3,146
Retained earnings	7,409	7,385	7,381	7,357	7,258
Noncontrolling interest	45	45	44	45	38
Accumulated other comprehensive loss	(730)	(683)	(732)	(461)	(339)
Total shareholders' equity	14,792	16,182	16,081	12,980	12,838
Total liabilities and shareholders' equity	$152,398	$143,425	$152,015	$137,041	$136,465

BB&T Corporation Average Balance Sheets (Dollars in millions)

	Quarter Ended					Year-to-Date
	June 30		Change			June 30		Change
	2009	2008	$	%		2009	2008	$	%
Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$1,170	$4,730	$(3,560)	(75.3	) %	$1,126	$6,542	$(5,416)	(82.8	) %
Mortgage-backed securities issued by GSE	24,295	13,982	10,313	73.8		24,714	11,880	12,834	108.0
States and political subdivisions	2,259	1,729	530	30.7		2,270	1,571	699	44.5
Non-agency mortgage-backed securities	1,475	1,658	(183)	(11.0)		1,509	1,684	(175)	(10.4)
Other securities	791	1,228	(437)	(35.6)		863	1,251	(388)	(31.0)
Trading securities	478	571	(93)	(16.3)		463	728	(265)	(36.4)
Total securities	30,468	23,898	6,570	27.5		30,945	23,656	7,289	30.8

Other earning assets	1,111	1,035	76	7.3		1,146	1,158	(12)	(1.0)
Loans and leases
Commercial loans and leases	50,342	47,097	3,245	6.9		50,486	46,323	4,163	9.0
Direct retail loans	14,785	15,584	(799)	(5.1)		15,022	15,612	(590)	(3.8)
Sales finance loans	6,302	6,188	114	1.8		6,322	6,109	213	3.5
Revolving credit loans	1,802	1,628	174	10.7		1,785	1,615	170	10.5
Mortgage loans	16,002	17,373	(1,371)	(7.9)		16,378	17,418	(1,040)	(6.0)
Specialized lending	6,985	5,389	1,596	29.6		6,739	5,301	1,438	27.1
Total loans and leases held for investment	96,218	93,259	2,959	3.2		96,732	92,378	4,354	4.7

Loans held for sale	3,359	1,607	1,752	109.0		2,918	1,414	1,504	106.4
Total loans and leases	99,577	94,866	4,711	5.0		99,650	93,792	5,858	6.2

Total earning assets	131,156	119,799	11,357	9.5		131,741	118,606	13,135	11.1

Non-earning assets	17,340	15,758	1,582	10.0		17,441	15,885	1,556	9.8
Total assets	$148,496	$135,557	$12,939	9.5%		$149,182	$134,491	$14,691	10.9%

Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	15,443	13,086	$2,357	18.0%		$14,640	$12,881	$1,759	13.7%
Interest checking	2,670	2,566	104	4.1		2,566	2,433	133	5.5
Other client deposits	41,926	34,650	7,276	21.0		41,317	34,750	6,567	18.9
Client certificates of deposit	25,888	26,742	(854)	(3.2)		26,512	26,903	(391)	(1.5)
Total client deposits	85,927	77,044	8,883	11.5		85,035	76,967	8,068	10.5
Other interest-bearing deposits	8,458	9,641	(1,183)	(12.3)		9,126	9,667	(541)	(5.6)
Total deposits	94,385	86,685	7,700	8.9		94,161	86,634	7,527	8.7

Fed funds purchased, repos and other borrowings	14,732	10,350	4,382	42.3		15,762	10,555	5,207	49.3
Long-term debt	17,755	21,697	(3,942)	(18.2)		17,596	20,449	(2,853)	(14.0)
Other liabilities	4,941	3,808	1,133	29.8		5,117	3,865	1,252	32.4
Total liabilities	131,813	122,540	9,273	7.6		132,636	121,503	11,133	9.2

Shareholders' equity	16,683	13,017	3,666	28.2		16,546	12,988	3,558	27.4

Total liabilities and shareholders' equity	$148,496	$135,557	$12,939	9.5%		$149,182	$134,491	$14,691	10.9%

BB&T Corporation Average Balance Sheets - Five Quarter Trend (Dollars in millions)

	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2009	2009	2008	2008	2008
Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$1,170	$1,080	$1,497	$3,619	$4,730
Mortgage-backed securities issued by GSE	24,295	25,137	19,826	15,186	13,982
States and political subdivisions	2,259	2,282	2,146	2,070	1,729
Non-agency mortgage-backed securities	1,475	1,543	1,583	1,615	1,658
Other securities	791	937	982	1,068	1,228
Trading securities	478	448	539	525	571
Total securities	30,468	31,427	26,573	24,083	23,898

Other earning assets	1,111	1,180	1,347	975	1,035
Loans and leases
Commercial loans and leases	50,342	50,630	49,428	48,125	47,097
Direct retail loans	14,785	15,263	15,501	15,595	15,584
Sales finance loans	6,302	6,342	6,352	6,292	6,188
Revolving credit loans	1,802	1,767	1,737	1,688	1,628
Mortgage loans	16,002	16,759	17,198	17,279	17,373
Specialized lending	6,985	6,490	5,781	5,648	5,389
Total loans and leases held for investment	96,218	97,251	95,997	94,627	93,259

Loans held for sale	3,359	2,473	1,227	1,316	1,607
Total loans and leases	99,577	99,724	97,224	95,943	94,866

Total earning assets	131,156	132,331	125,144	121,001	119,799

Non-earning assets	17,340	17,545	16,411	15,932	15,758
Total assets	$148,496	$149,876	$141,555	$136,933	$135,557

Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	$15,443	$13,828	$13,298	$13,181	$13,086
Interest checking	2,670	2,461	2,270	2,369	2,566
Other client deposits	41,926	40,701	38,791	38,369	34,650
Client certificates of deposit	25,888	27,143	27,509	26,317	26,742
Total client deposits	85,927	84,133	81,868	80,236	77,044
Other interest-bearing deposits	8,458	9,801	10,118	9,785	9,641
Total deposits	94,385	93,934	91,986	90,021	86,685

Fed funds purchased, repos and other borrowings	14,732	16,804	12,296	8,915	10,350
Long-term debt	17,755	17,436	17,700	20,770	21,697
Other liabilities	4,941	5,296	4,606	4,051	3,808
Total liabilities	131,813	133,470	126,588	123,757	122,540

Shareholders' equity	16,683	16,406	14,967	13,176	13,017

Total liabilities and shareholders' equity	$148,496	$149,876	$141,555	$136,933	$135,557

BB&T Corporation Average Balances and Rates - Quarters (Dollars in millions)

	Quarter Ended
	June 30, 2009			March 31, 2009
		Interest			Interest
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)

Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$1,170	$11	4.02%	$1,080	$12	4.31%
Mortgage-backed securities issued by GSE	24,295	246	4.04	25,137	295	4.69
States and political subdivisions	2,259	32	5.76	2,282	34	5.94
Non-agency mortgage-backed securities	1,475	22	5.83	1,543	22	5.83
Other securities	791	3	1.46	937	5	2.30
Trading securities	478	3	2.27	448	3	2.51
Total securities	30,468	317	4.16	31,427	371	4.73

Other earning assets	1,111	2.74		1,180	2.74
Loans and leases
Commercial loans and leases	50,342	534	4.25	50,630	511	4.09
Direct retail loans	14,785	200	5.44	15,263	212	5.62
Sales finance loans	6,302	102	6.45	6,342	101	6.48
Revolving credit loans	1,802	43	9.45	1,767	43	9.89
Mortgage loans	16,002	230	5.75	16,759	246	5.88
Specialized lending	6,985	203	11.64	6,490	193	12.01
Total loans and leases held for investment	96,218	1,312	5.46	97,251	1,306	5.43
Loans held for sale	3,359	39	4.70	2,473	30	4.77
Total loans and leases	99,577	1,351	5.44	99,724	1,336	5.42

Total earning assets	131,156	1,670	5.10	132,331	1,709	5.21

Non-earning assets	17,340			17,545
Total assets	$148,496			$149,876

Liabilities and Shareholders' Equity
Interest-bearing liabilities
Interest checking	$2,670	2.34		$2,461	2.35
Other client deposits	41,926	93.89		40,701	97.97
Client certificates of deposit	25,888	196	3.03	27,143	209	3.13
Other interest-bearing deposits	8,458	29	1.37	9,801	38	1.55
Total interest-bearing deposits	78,942	320	1.63	80,106	346	1.75

Fed funds purchased, repos and other borrowings	14,732	19.52		16,804	24.59
Long-term debt	17,755	164	3.70	17,436	165	3.81
Total interest-bearing liabilities	111,429	503	1.81	114,346	535	1.90

Noninterest-bearing deposits	15,443			13,828
Other liabilities	4,941			5,296
Shareholders' equity	16,683			16,406
Total liabilities and shareholders' equity	$148,496			$149,876

Average interest-rate spread			3.29			3.31

Net interest income/ net interest margin		$1,167	3.56%		$1,174	3.57%

Taxable-equivalent adjustment		$29			$28

(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.

BB&T Corporation Average Balances and Rates - Quarters (Dollars in millions)

				Quarter Ended
	December 31, 2008			September 30, 2008			June 30, 2008
		Interest			Interest			Interest
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)

Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$1,497	$17	4.34%	$3,619	$46	5.08%	$4,730	$60	5.12%
Mortgage-backed securities issued by GSE	19,826	248	5.01	15,186	186	4.89	13,982	167	4.79
States and political subdivisions	2,146	34	6.48	2,070	33	6.40	1,729	27	6.07
Non-agency mortgage-backed securities	1,583	23	5.81	1,615	23	5.82	1,658	24	5.81
Other securities	982	7	2.94	1,068	11	3.88	1,228	17	5.44
Trading securities	539	3	2.19	525	4	2.99	571	4	2.81
Total securities	26,573	332	5.00	24,083	303	5.03	23,898	299	5.01

Other earning assets	1,347	4	1.33	975	7	2.61	1,035	6	2.48
Loans and leases
Commercial loans and leases	49,428	574	4.61	48,125	656	5.42	47,097	655	5.59
Direct retail loans	15,501	239	6.11	15,595	248	6.35	15,584	251	6.47
Sales finance loans	6,352	106	6.61	6,292	104	6.57	6,188	102	6.60
Revolving credit loans	1,737	46	10.49	1,688	45	10.72	1,628	44	10.86
Mortgage loans	17,198	255	5.95	17,279	259	6.00	17,373	261	6.01
Specialized lending	5,781	182	12.53	5,648	179	12.61	5,389	176	13.07
Total loans and leases held for investment	95,997	1,402	5.81	94,627	1,491	6.28	93,259	1,489	6.41
Loans held for sale	1,227	19	6.16	1,316	20	6.18	1,607	23	5.83
Total loans and leases	97,224	1,421	5.82	95,943	1,511	6.28	94,866	1,512	6.40

Total earning assets	125,144	1,757	5.59	121,001	1,821	6.00	119,799	1,817	6.09

Non-earning assets	16,411			15,932			15,758
Total assets	$141,555			$136,933			$135,557

Liabilities and Shareholders' Equity
Interest-bearing liabilities
Interest checking	$2,270	4.74		$2,369	8	1.32	$2,566	6.97
Other client deposits	38,791	137	1.41	38,369	157	1.62	34,650	135	1.57
Client certificates of deposit	27,509	227	3.28	26,317	220	3.33	26,742	248	3.73
Other interest-bearing deposits	10,118	55	2.13	9,785	64	2.61	9,641	66	2.74
Total interest-bearing deposits	78,688	423	2.14	76,840	449	2.32	73,599	455	2.49

Fed funds purchased, repos and other borrowings	12,296	45	1.47	8,915	55	2.44	10,350	64	2.51
Long-term debt	17,700	201	4.52	20,770	208	4.00	21,697	208	3.83
Total interest-bearing liabilities	108,684	669	2.45	106,525	712	2.66	105,646	727	2.77

Noninterest-bearing deposits	13,298			13,181			13,086
Other liabilities	4,606			4,051			3,808
Shareholders' equity	14,967			13,176			13,017
Total liabilities and shareholders' equity	$141,555			$136,933			$135,557

Average interest-rate spread			3.14			3.34			3.32

Net interest income/ net interest margin (3)		$1,088	3.47%		$1,109	3.66%		$1,090	3.65%

Taxable-equivalent adjustment		$23			$21			$22

(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	The net interest margin for the fourth quarter of 2008 was 3.68% excluding the $67 million charge related to the leveraged lease settlement.

BB&T Corporation Average Balances and Rates - Year-To-Date (Dollars in millions)

	Year-to-Date
	June 30, 2009			June 30, 2008
		Interest			Interest
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)

Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$1,126	$23	4.16%	$6,542	$158	4.85%
Mortgage-backed securities issued by GSE	24,714	541	4.37	11,880	293	4.94
States and political subdivisions	2,270	66	5.85	1,571	48	6.18
Non-agency mortgage-backed securities	1,509	44	5.83	1,684	49	5.81
Other securities	863	8	1.92	1,251	37	5.78
Trading securities	463	6	2.39	728	17	4.68
Total securities	30,945	688	4.45	23,656	602	5.09

Other earning assets	1,146	4.74		1,158	17	3.00
Loans and leases
Commercial loans and leases	50,486	1,045	4.17	46,323	1,387	6.02
Direct retail loans	15,022	412	5.53	15,612	521	6.70
Sales finance loans	6,322	203	6.46	6,109	202	6.66
Revolving credit loans	1,785	86	9.66	1,615	91	11.32
Mortgage loans	16,378	476	5.82	17,418	525	6.03
Specialized lending	6,739	396	11.81	5,301	349	13.22
Total loans and leases held for investment	96,732	2,618	5.45	92,378	3,075	6.69
Loans held for sale	2,918	69	4.73	1,414	41	5.79
Total loans and leases	99,650	2,687	5.43	93,792	3,116	6.67

Total earning assets	131,741	3,379	5.15	118,606	3,735	6.32

Non-earning assets	17,441			15,885
Total assets	$149,182			$134,491

Liabilities and Shareholders' Equity
Interest-bearing liabilities
Interest checking	$2,566	4.34		$2,433	16	1.34
Other client deposits	41,317	190.93		34,750	318	1.84
Client certificates of deposit	26,512	405	3.08	26,903	538	4.02
Other interest-bearing deposits	9,126	67	1.47	9,667	147	3.06
Total interest-bearing deposits	79,521	666	1.69	73,753	1,019	2.78

Fed funds purchased, repos and other borrowings	15,762	43.56		10,555	158	3.01
Long-term debt	17,596	329	3.75	20,449	434	4.25
Total interest-bearing liabilities	112,879	1,038	1.85	104,757	1,611	3.09

Noninterest-bearing deposits	14,640			12,881
Other liabilities	5,117			3,865
Shareholders' equity	16,546			12,988
Total liabilities and shareholders' equity	$149,182			$134,491

Average interest-rate spread			3.30			3.23

Net interest income/ net interest margin		$2,341	3.57		$2,124	3.59

Taxable-equivalent adjustment		$57			$39

(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.

BB&T Corporation Credit Quality (Dollars in millions)

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2009	2009	2008	2008	2008

Nonperforming assets
Nonaccrual loans and leases
Commercial loans and leases	$1,252	$1,028	$845	$722	$621
Direct retail loans	144	120	89	76	65
Sales finance loans	6	7	7	6	4
Mortgage loans	595	481	375	298	250
Specialized lending	94	91	97	94	76
Total nonaccrual loans and leases	2,091	1,727	1,413	1,196	1,016
Foreclosed real estate	1,201	958	538	382	232
Other foreclosed property	48	65	79	60	53
Total nonperforming assets	$3,340	$2,750	$2,030	$1,638	$1,301

Loans 90 days or more past due and still accruing (1)
Commercial loans and leases	$4	$7	$86	$39	$42
Direct retail loans	87	127	117	88	72
Sales finance loans	22	28	26	19	17
Revolving credit loans	24	25	23	17	15
Mortgage loans	179	180	165	123	126
Specialized lending	13	14	14	11	10
Total loans 90 days past due and still accruing	$329	$381	$431	$297	$282

Loans 30-89 days past due (1)
Commercial loans and leases	$422	$507	$594	$355	$492
Direct retail loans	191	256	270	200	175
Sales finance loans	111	111	146	119	93
Revolving credit loans	29	32	34	29	25
Mortgage loans	681	706	690	582	519
Specialized lending	269	221	313	294	258
Total loans 30-89 days past due	$1,703	$1,833	$2,047	$1,579	$1,562

Allowance for credit losses
Beginning balance	$1,895	$1,607	$1,393	$1,273	$1,113
Allowance for acquired (sold) loans, net	-	-	-	(2)	-
Provision for credit losses	701	676	528	364	330
Charge-offs
Commercial loans and leases	(134)	(144)	(123)	(87)	(48)
Direct retail loans	(134)	(68)	(49)	(41)	(38)
Sales finance loans	(19)	(22)	(18)	(15)	(13)
Revolving credit loans	(33)	(30)	(23)	(20)	(18)
Mortgage loans	(78)	(49)	(45)	(33)	(13)
Specialized lending	(74)	(92)	(76)	(61)	(55)
Total charge-offs	(472)	(405)	(334)	(257)	(185)

Recoveries
Commercial loans and leases	4	3	7	3	2
Direct retail loans	4	4	3	3	3
Sales finance loans	2	2	1	2	2
Revolving credit loans	3	3	3	2	3
Mortgage loans	1	-	1	-	-
Specialized lending	7	5	5	5	5
Total recoveries	21	17	20	15	15
Net charge-offs	(451)	(388)	(314)	(242)	(170)
Ending balance	$2,145	$1,895	$1,607	$1,393	$1,273

Allowance for credit losses
Allowance for loan and lease losses	2,110	1,869	1,574	1,377	1,257
Reserve for unfunded lending commitments	35	26	33	16	16
Total	$2,145	$1,895	$1,607	$1,393	$1,273

(1)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase.

BB&T Corporation Credit Quality (Dollars in millions)

	As of/For the Quarter Ended
	June 30		March 31		Dec. 31		Sept. 30		June 30
	2009		2009		2008		2008		2008

Asset Quality Ratios
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)	1.70%		1.83%		2.07%		1.63%		1.63%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)	.33		.38		.44		.31		.29
Nonperforming loans and leases as a
percentage of total loans and leases	2.08		1.72		1.43		1.24		1.06
Nonperforming assets as a percentage of:
Total assets	2.19		1.92		1.34		1.20		.95
Loans and leases plus foreclosed property	3.29		2.72		2.04		1.69		1.36
Net charge-offs as a percentage of average loans and leases	1.81		1.58		1.29		1.00		.72
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	2.19		1.94		1.62		1.45		1.33
Ratio of allowance for loan and lease losses to:
Net charge-offs	1.17	X	1.19	X	1.26	X	1.43	X	1.84	X
Nonperforming loans and leases	1.01		1.08		1.11		1.15		1.24

							As of/For the
							Period Ended
							June 30,
							2009		2008

Allowance for credit losses
Beginning balance							$1,607		$1,015
Provision for credit losses							1,377		553
Charge-offs
Commercial loans and leases							(278)		(66)
Direct retail loans							(202)		(66)
Sales finance loans							(41)		(26)
Revolving credit loans							(63)		(36)
Mortgage loans							(127)		(18)
Specialized lending							(166)		(114)
Total charge-offs							(877)		(326)

Recoveries
Commercial loans and leases							7		6
Direct retail loans							8		6
Sales finance loans							4		4
Revolving credit loans							6		6
Mortgage loans							1		-
Specialized lending							12		9
Total recoveries							38		31
Net charge-offs							(839)		(295)
Ending balance							$2,145		$1,273

Allowance for credit losses
Allowance for loan and lease losses							$2,110		$1,257
Reserve for unfunded lending commitments							35		16
Total							$2,145		$1,273

Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases							1.70%		.63%
Ratio of allowance for loan and lease losses to net charge-offs							1.25	X	2.12	X

(1)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase.

BB&T Corporation Credit Quality - Supplemental Schedules (Dollars in millions, except average loan and average client size)

SUPPLEMENTAL COMMERCIAL REAL ESTATE LOAN PORTFOLIO INFORMATION (1)

RESIDENTIAL ACQUISITION, DEVELOPMENT, AND CONSTRUCTION LOANS (ADC)

		As of / For the Period Ended June 30, 2009
			Builder /	Land / Land	Condos /
			Construction	Development	Townhomes	Total ADC
Total loans outstanding			$2,245	$4,147	$475	$6,867

Average loan size (in thousands)			278	590	1,289	444
Average client size (in thousands)			784	1,305	3,082	1,106

Percentage of total loans			2.2%	4.1%	.5%	6.8%

Nonaccrual loans and leases as a percentage of category			11.27	8.48	7.63	9.34
Gross charge-offs as a percentage of category - YTD			4.29	5.28	2.60	4.75
Gross charge-offs as a percentage of category - QTD			5.46	4.05	1.46	4.35

	As of / For the Period Ended June 30, 2009
					Gross Charge-	Gross Charge-
					Offs as a	Offs as a
RESIDENTIAL ACQUISITION, DEVELOPMENT, AND			Nonaccrual	Nonaccrual as	Percentage of	Percentage of
CONSTRUCTION LOANS (ADC) BY STATE OF	Total	Percentage of	Loans and	a Percentage of	Outstandings -	Outstandings -
ORIGINATION	Outstandings	Total	Leases	Outstandings	YTD	QTD
North Carolina	$2,648	38.6%	$156	5.90%	1.77%	.62%
Virginia	1,051	15.3	35	3.32	4.07	1.14
Georgia	992	14.4	198	19.92	11.97	13.78
Florida	677	9.9	114	16.80	11.31	13.61
South Carolina	637	9.3	44	6.89	2.17	2.70
Washington, D.C.	216	3.1	5	2.48	.83	1.67
Kentucky	207	3.0	33	16.13	1.45	.41
Tennessee	198	2.9	18	8.96	3.12	4.46
West Virginia	126	1.8	26	20.72	1.82	.77
Maryland	115	1.7	12	10.49	-	-
Total	$6,867	100.0%	$641	9.34%	4.75%	4.35%

OTHER COMMERCIAL REAL ESTATE LOANS (2)
		As of / For the Period Ended June 30, 2009
					Permanent
				Commercial	Income	Total Other
			Commercial	Land/	Producing	Commercial
			Construction	Development	Properties	Real Estate
Total loans outstanding			$1,321	$2,513	$8,570	$12,404

Average loan size (in thousands)			1,131	805	458	539
Average client size (in thousands)			1,632	980	687	781

Percentage of total loans			1.3%	2.5%	8.5%	12.4%

Nonaccrual loans and leases as a percentage of category			.53	3.70	1.47	1.82
Gross charge-offs as a percentage of category - YTD			.10	.83	.34	.40
Gross charge-offs as a percentage of category - QTD			.03	1.01	.41	.47

	As of / For the Period Ended June 30, 2009
					Gross Charge-	Gross Charge-
					Offs as a	Offs as a
			Nonaccrual	Nonaccrual as	Percentage of	Percentage of
OTHER COMMERCIAL REAL ESTATE LOANS BY STATE OF	Total	Percentage of	Loans and	a Percentage of	Outstandings -	Outstandings -
ORIGINATION	Outstandings	Total	Leases	Outstandings	YTD	QTD
North Carolina	$3,717	30.0%	$46	1.25%	.12%	.10%
Georgia	2,291	18.5	58	2.53	.84	.49
Virginia	1,876	15.1	13.67		.01	.02
South Carolina	1,003	8.1	12	1.15	.30	.52
Florida	875	7.0	62	7.14	1.97	3.14
Washington, D.C.	714	5.7	1.17		-	-
Maryland	506	4.1	5.99		-	-
West Virginia	472	3.8	6	1.32	.28	.48
Kentucky	466	3.8	15	3.18	.70	1.37
Tennessee	399	3.2	8	1.89	.31	.47
Other	85.7		-	-	-	-
Total	$12,404	100.0%	$226	1.82%	.40%	.47%

NOTES:	(1)	Commercial real estate loans (CRE) are defined as loans to finance non-owner occupied real property where the primary repayment source is the sale or rental/lease of the real property. Definition is based on internal classification.
	(2)	C&I loans secured by real property are excluded.

BB&T Corporation Credit Quality - Supplemental Schedules (Dollars in millions, except average loan size)

SUPPLEMENTAL RESIDENTIAL MORTGAGE PORTFOLIO INFORMATION

	As of / For the Period Ended June 30, 2009
			Construction/
MORTGAGE LOANS	Prime	ALT-A	Permanent	Subprime (1)	Total (2)

Total loans outstanding	$11,352	$2,916	$1,134	$612	$16,014

Average loan size (in thousands)	194	330	347	68	201
Average credit score	720	734	736	594	719

Percentage of total loans	11.3%	2.9%	1.1%	.6%	16.0%
Percentage that are first mortgages	99.7	99.7	98.9	83.0	99.0
Average loan to value at origination	75.9	67.1	75.3	74.6	74.2

Nonaccrual loans and leases as a percentage of category	2.56	6.24	8.11	7.68	3.82
Gross charge-offs as a percentage of category - YTD	1.06	2.40	3.06	3.85	1.57
Gross charge-offs as a percentage of category - QTD	1.34	3.02	3.81	4.37	1.95

	As of / For the Period Ended June 30, 2009
				Gross Charge-	Gross Charge-
				Offs as a	Offs as a
			Nonaccrual as	Percentage of	Percentage of
	Total Mortgages	Percentage of	a Percentage	Outstandings -	Outstandings -
RESIDENTIAL MORTGAGE LOANS BY STATE	Outstanding (2)	Total	of Outstandings	YTD	QTD
North Carolina	$3,851	24.0%	1.99%	.49%	.68%
Virginia	3,183	19.9	2.54	1.22	1.47
Florida	2,447	15.3	9.62	5.10	6.51
Maryland	1,654	10.3	2.11	.66	.96
Georgia	1,497	9.4	5.07	1.90	1.89
South Carolina	1,463	9.1	3.69	1.08	1.56
West Virginia	348	2.2	1.57	.61	.64
Kentucky	341	2.1	1.10	.32	.50
Tennessee	245	1.5	3.38	.54	.66
Washington, D.C.	175	1.1	1.25	.19	.26
Other	810	5.1	4.27	1.35	1.01
Total	$16,014	100.0%	3.82%	1.57%	1.95%

SUPPLEMENTAL DIRECT RETAIL CONSUMER REAL ESTATE PORTFOLIO INFORMATION (3)

		As of / For the Period Ended June 30, 2009

			Home Equity	Home Equity
DIRECT RETAIL CONSUMER REAL ESTATE LOANS & LINES		Lot Loans	Loans	Lines	Total

Total loans outstanding		$1,899	$6,141	$5,591	$13,631

Average loan size (in thousands) (4)		68	43	36	42
Average credit score		723	720	760	743

Percentage of total loans		1.9%	6.1%	5.6%	13.6%
Percentage that are first mortgages		99.8	71.8	25.8	56.8
Average loan to value at origination		80.9	64.8	65.6	66.5

Nonaccrual loans and leases as a percentage of category		3.70	.83	.35	1.04
Gross charge-offs as a percentage of category - YTD		9.63	1.26	1.42	2.57
Gross charge-offs as a percentage of category - QTD		15.49	1.46	1.55	3.53

	As of / For the Period Ended June 30, 2009

	Total Direct			Gross Charge-	Gross Charge-
	Retail Consumer			Offs as a	Offs as a
	Real Estate		Nonaccrual as	Percentage of	Percentage of
DIRECT RETAIL CONSUMER REAL ESTATE LOANS AND	Loans and Lines	Percentage of	a Percentage	Outstandings -	Outstandings -
LINES BY STATE	Outstanding	Total	of Outstandings	YTD	QTD
North Carolina	$4,703	34.5%	1.12%	2.33%	3.49%
Virginia	3,069	22.5	.43	1.56	1.86
South Carolina	1,327	9.7	1.58	2.95	4.34
Georgia	1,112	8.2	1.46	4.19	5.55
Maryland	829	6.1	.48	1.69	2.11
West Virginia	826	6.1	.66	1.23	1.64
Florida	687	5.0	2.01	7.70	10.03
Kentucky	575	4.2	.92	.67	1.01
Tennessee	396	2.9	2.03	5.65	7.55
Washington, D.C.	88	.6	1.32	3.69	4.25
Other	19	.2	.63	1.00	2.03
Total	$13,631	100.0%	1.04%	2.57%	3.53%

NOTES:	(1)	Includes $374 million in loans originated by Lendmark Financial Services, which are disclosed as a part of the specialized lending category.
	(2)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase.
	(3)	Direct retail consumer real estate loans are originated through the BB&T branching network.
	(4)	Home equity lines without an outstanding balance are excluded from this calculation.

BB&T Corporation Capital Information - Five Quarter Trend (Dollars in millions, except per share data)

	As of / Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2009	2009	2008	2008	2008

Selected Capital Information (1)
Risk-based capital
Tier 1	$12,132	$13,494	$13,446	$10,008	$9,317
Total	17,362	19,048	19,109	15,318	14,673
Risk-weighted assets (3)	114,260	111,620	109,757	106,097	104,455
Average quarterly tangible assets	143,011	144,281	136,325	131,469	129,915
Risk-based capital ratios
Tier 1	10.6%	12.1%	12.3%	9.4%	8.9%
Total	15.2	17.1	17.4	14.4	14.0
Leverage capital ratio	8.5	9.4	9.9	7.6	7.2
Equity as a percentage of total assets	9.7	11.3	10.6	9.5	9.4
Book value per common share	$22.76	$23.29	$23.16	$23.42	$23.40

Selected Non-GAAP Capital Information (2)
Tangible common equity as a percentage of tangible assets	6.5%	5.6%	5.3%	5.8%	5.6%
Tier 1 common equity as a percentage of risk-weighted assets	8.4	7.0	7.1	7.2	7.1

Tangible book value per common share	$14.74	$13.93	$13.87	$13.81	$13.50

Calculations of Tier 1 common equity and tangible assets and related measures:

Tier 1 equity	$12,132	$13,494	$13,446	$10,008	$9,317
Less:
Preferred stock	-	3,085	3,082	-	-
Qualifying restricted core capital elements	2,578	2,601	2,607	2,383	1,932
Tier 1 common equity	9,554	7,808	7,757	7,625	7,385

Total assets	$152,398	$143,425	$152,015	$137,041	$136,465
Less:
Intangible assets, net of deferred taxes (4)	5,851	5,868	5,873	5,847	5,811
Plus:
Pre-tax regulatory adjustments for accumulated OCI	1,315	1,165	1,220	741	520
Tangible assets	147,862	138,722	147,362	131,935	131,174

Total risk-weighted assets (3)	114,260	111,620	109,757	106,097	104,455

Tangible common equity as a percentage of tangible assets	6.5%	5.6%	5.3%	5.8%	5.6%
Tier 1 common equity as a percentage of risk-weighted assets	8.4	7.0	7.1	7.2	7.1

Tier 1 common equity	$9,554	$7,808	$7,757	$7,625	$7,385

Outstanding shares at end of period	648,068	560,563	559,248	552,259	546,928

Tangible book value per common share	$14.74	$13.93	$13.87	$13.81	$13.50

(1)	Current quarter regulatory capital information is preliminary.
(2)	Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.
(3)	Risk-weighted assets are determined based on regulatory capital requirements. Under the regulatory framework for determining risk-weighted assets each asset class is assigned a risk-weighting of 0%, 20%, 50% or 100% based on the underlying risk of the specific asset class. In addition, off balance sheet exposures are first converted to a balance sheet equivalent amount and subsequently assigned to one of the four risk-weightings.
(4)	Prior to December 2008, BB&T had a net deferred tax liability.

BB&T Corporation Selected Growth Rates Adjusted for Purchase Acquisitions and Selected Items

	Percentage Increase (Decrease)
	QTD	Link QTD		YTD
PERCENTAGE CHANGES IN SELECTED BALANCE SHEET ITEMS (1)	2Q09 vs. 2Q08	2Q09 vs. 1Q09		2009 vs. 2008

Average Balances

Commercial loans and leases (2)	7.7%	(0.6	) %	10.0%
Direct retail loans	(5.1)	(12.6)		(3.8)
Sales finance loans	1.6	(3.2)		3.3
Revolving credit loans	10.7	7.9		10.5
Mortgage loans	(7.9)	(18.1)		(6.0)
Specialized lending	8.3	14.1		7.5
Total loans and leases held for investment (2)	2.4	(4.5)		4.1
Loans held for sale	109.0	143.7		106.4

Total loans and leases (2)	4.2	(0.8)		5.6

Noninterest-bearing deposits	17.8	46.8		13.5
Interest checking	3.9	34.1		5.3
Other client deposits	20.9	12.1		18.8
Client certificates of deposit	(3.7)	(18.5)		(2.1)
Total client deposits	11.2	8.6		10.2
Other interest-bearing deposits	(12.3)	(55.0)		(5.6)

Total deposits	8.6	1.9		8.4

	Percentage Increase (Decrease)
	QTD	Link QTD		YTD
PERCENTAGE CHANGES IN SELECTED INCOME STATEMENT ITEMS (1)(3)	2Q09 vs. 2Q08	2Q09 vs. 1Q09		2009 vs. 2008

Net interest income - taxable equivalent	5.1%	(4.8	) %	8.4%

Noninterest income
Insurance income	3.7	46.2		0.6
Service charges on deposits	(2.3)	30.9		(0.6)
Investment banking and brokerage fees	4.5	48.9		-
Mortgage banking income	155.6	2.5		NM
Checkcard fees	7.5	65.5		6.0
Other nondeposit fees and commissions	10.4	-		14.0
Trust and investment advisory revenues	(13.2)	12.5		(16.7)
Bankcard fees and merchant discounts	-	45.8		(1.3)
Other income	63.4	NM		36.5

Total noninterest income	17.0	46.1		16.1

Noninterest expense

Personnel expense	5.2	13.3		5.0
Occupancy and equipment expense	0.8	(3.1)		2.0
Other noninterest expense	23.7	75.7		19.1

Total noninterest expense	10.4	30.9		8.9

NOTES:	Applicable ratios are annualized.
(1)	Adjusted to exclude estimated growth that resulted from the timing of acquisitions during 2009 and 2008.
(2)	Adjusted for the sale of leveraged lease investments.
(3)	Excludes securities gains or losses, merger-related and restructuring charges, the net impact of valuation adjustments for mortgage servicing rights, gains or losses on mortgage servicing rights-related derivatives and other selected items as noted on the accompanying schedule.
NM - not meaningful.

BB&T Corporation Selected Items & Additional Information (Dollars in millions, except per share data)

		Favorable (Unfavorable)
Selected Items		Pre-Tax	After-Tax
Second Quarter 2009
Gain from extinguishment of debt	Other noninterest expense	$36	$22
FDIC special assessment	Regulatory charges	(71)	(44)
Accelerated amortization on preferred stock	Dividends and accretion on preferred stock	(47)	(47)

First Quarter 2009
Other-than-temporary impairment charges	Securities gains (losses), net	(36)	(22)
Severance expense	Merger-related and restructuring charges, net	(11)	(7)

Fourth Quarter 2008
Other-than-temporary impairment charges	Securities gains (losses), net	(63)	(39)
Leveraged lease settlement	Net interest income	(67)	(43)
Leveraged lease settlement	Provision for income tax	60	60

Third Quarter 2008
Other-than-temporary impairment charges	Securities gains (losses), net	(41)	(26)

Second Quarter 2008
Gain from sale of Visa stock	Other noninterest income	47	30
Gain from extinguishment of debt	Other noninterest expense	36	22

Year-to-Date 2009
Gain from extinguishment of debt	Other noninterest expense	36	22
FDIC special assessment	Regulatory charges	(71)	(44)
Accelerated amortization on preferred stock	Dividends and accretion on preferred stock	(47)	(47)
Other-than-temporary impairment charges	Securities gains (losses), net	(36)	(22)
Severance expense	Merger-related and restructuring charges, net	(11)	(7)

Year-to-Date 2008
Implementation of fair value accounting standards	Other noninterest income	(6)	(4)
Implementation of fair value accounting standards	Mortgage banking income	23	14
Gain from sale of Visa IPO and sale of stock	Other noninterest income	80	51
Reversal of Accrual for Visa settlement	Other noninterest expense	14	9
Gain from extinguishment of debt	Other noninterest expense	36	22
Valuation charge for bank-owned life insurance	Other noninterest income	(12)	(12)

	As of / Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2009	2009	2008	2008	2008

Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation
MSRs fair value (decrease) increase	$137	$(46)	$(247)	$(41)	$152
MSRs hedge gains (losses)	(114)	74	273	65	(158)
Net	$23	$28	$26	$24	$(6)

Residential mortgage loan originations	$8,543	$7,414	$3,581	$3,743	$4,721

Residential mortgage servicing portfolio
Loans serviced for others	47,037	42,923	41,250	39,292	36,810
Bank-owned loans serviced	19,504	19,990	18,434	18,411	18,755
Total servicing portfolio	66,541	62,913	59,684	57,703	55,565

Weighted-average coupon rate	5.74%	5.92%	6.03%	6.01%	5.98%
Weighted-average servicing fee	.378	.376	.370	.366	.365

Selected Miscellaneous Information
Derivatives notional amount	$84,649	$75,581	$74,177	$67,287	$59,795
Fair value of derivatives	355	486	626	219	156
Unrealized depreciation on securities
available for sale, net of tax	(384)	(289)	(324)	(398)	(274)
Common stock prices
High	28.67	27.72	40.00	45.31	37.85
Low	16.27	12.90	21.47	18.71	21.40
End of period	21.98	16.92	27.46	37.80	22.77

Banking offices	1,505	1,504	1,511	1,501	1,489
ATMs	2,194	2,193	2,195	2,178	2,173
FTEs	28,763	29,496	29,633	29,818	30,089

BB&T Corporation NON-GAAP Reconciliation Table - Five Quarter Trend (Dollars in millions, except per share data)

	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
NON-GAAP Reconciliation Table	2009	2009	2008	2008	2008

Diluted earnings per common share	$.20	$.48	$.51	$.65	$.78
Effect of amortization of intangibles, net of tax	.02	.03	.03	.03	.03
Effect of amortization of mark-to-market adjustments, net of tax	(.01)	-	-	-	-
Cash basis diluted earnings per common share	.21	.51	.54	.68	.81

Return on average assets	.56%	.86%	.86%	1.05%	1.28%
Effect of amortization of intangibles, net of tax	.07	.08	.08	.09	.10
Effect of amortization of mark-to-market adjustments, net of tax	(.02)	(.01)	-	.01	-
Cash basis return on average tangible assets	.61	.93	.94	1.15	1.38

Return on average common shareholders' equity	3.43%	8.29%	8.47%	10.86%	13.27%
Effect of amortization of intangibles, net of tax	3.18	7.39	7.09	9.10	10.94
Effect of amortization of mark-to-market adjustments, net of tax	(.20)	(.06)	.01	.01	.01
Cash basis return on average tangible common shareholders' equity	6.41	15.62	15.57	19.97	24.22

Efficiency ratio - GAAP	54.7%	48.5%	53.4%	52.9%	50.0%
Effect of securities gains (losses), net	.5	3.5	1.2	.4	.3
Effect of net MSR valuation	(2.8)	(1.8)	(1.5)	(1.2)	(.9)
Effect of foreclosed property expense	.6	.7	.8	.6	(.2)
Efficiency ratio - reported	53.0	50.9	53.9	52.7	49.2
Effect of amortization of intangibles	(1.1)	(1.2)	(1.3)	(1.4)	(1.3)
Effect of amortization of mark-to-market adjustments	.2	.1	-	-	-
Cash basis efficiency ratio	52.1	49.8	52.6	51.3	47.9

Fee income ratio - GAAP	46.0%	46.7%	42.6%	41.7%	43.1%
Effect of securities gains (losses), net	(.5)	(4.0)	(1.3)	(.4)	(.3)
Effect of net MSR valuation	(.6)	(.6)	(.8)	(.8)	.2
Fee income ratio - reported	44.9	42.1	40.5	40.5	43.0

	Year-to-Date
	June 30,
NON-GAAP Reconciliation Table	2009	2008

Diluted earnings per common share	$.67	$1.56
Effect of amortization of intangibles, net of tax	.05	.06
Effect of amortization of mark-to-market adjustments, net of tax	(.02)	-
Cash basis diluted earnings per common share	.70	1.62

Return on average assets	.71%	1.29%
Effect of amortization of intangibles, net of tax	.07	.10
Effect of amortization of mark-to-market adjustments, net of tax	(.01)	-
Cash basis return on average tangible assets	.77	1.39

Return on average common shareholders' equity	5.78%	13.29%
Effect of amortization of intangibles, net of tax	5.12	10.94
Effect of amortization of mark-to-market adjustments, net of tax	(.22)	.01
Cash basis return on average tangible common shareholders' equity	10.68	24.24

Efficiency ratio - GAAP	51.6%	50.9%
Effect of securities gains (losses), net	2.0	.7
Effect of net MSR valuation	(2.3)	(.8)
Effect of foreclosed property expense	.7	(.1)
Efficiency ratio - reported	52.0	50.7
Effect of amortization of intangibles	(1.2)	(1.4)
Effect of amortization of mark-to-market adjustments	.2	-
Cash basis efficiency ratio	51.0	49.3

Fee income ratio - GAAP	46.4%	42.9%
Effect of securities gains (losses), net	(2.2)	(.8)
Effect of net MSR valuation	(.7)	.1
Fee income ratio - reported	43.5	42.2